                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT
                              Pursuant to Section 13 OR 15(d) of
                             The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): February 23, 2007

                          RESIDENTIAL ASSET SECURITIES CORPORATION,
                         on behalf of the RASC Series 2006-KS9 Trust
                    (Exact name of registrant as specified in its charter)

           Delaware                        333-131209-12                     51-0362653
-------------------------------    -------------------------------   ---------------------------
 (State or other jurisdiction         (Commission File Number)             (IRS Employer
      of incorporation)                                                 Identification No.)

    8400 Normandale Lake Boulevard, Suite 250
              Minneapolis, Minnesota                                     55437
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     (Address of principal executive office)                           (Zip Code)

                                        (952) 857-7000
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                     (Registrant's telephone number, including area code )

                                            N/A
                    (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

                           Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.     Other Events.

On February 23, 2007,  Residential  Funding Company,  LLC, U.S. Bank National  Association and
Residential  Asset  Securities  Corporation  entered into  Amendment No. 1 to  Assignment  and
Assumption  Agreement  amending the Assignment and Assumption  Agreement,  dated as of October
27, 2006,  previously filed with respect to the Residential Asset Securities  Corporation Home
Equity Mortgage Asset-Backed Pass Through Certificates, Series 2006-KS9.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (d). Exhibits.

        (d)    Exhibits:   The  following  execution  copies  of  Exhibits  to  the  Form  S-3
               Registration Statement of the Registrant are hereby filed.

                  10.2    Amendment No. 1 to Assignment and Assumption Agreement,  dated as of
                          February 23, 2007,  between  Residential  Funding  Company,  LLC and
                          U.S. Bank National  Association,  and  acknowledged and agreed to by
                          Residential Asset Securities Corporation.

                                          SIGNATURES

        Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this  report to be signed on its  behalf by the  undersigned  hereunto  duly authorized.

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By: /s/Joseph Orning
                                            Name: Joseph Orning
                                            Title:   Vice President

Dated:  February 23, 2007

                                        Exhibit Index

Exhibit No.                  Description

   10.2               Amendment  No. 1 to Assignment  and  Assumption  Agreement,  dated as of
                      February 23, 2007,  between  Residential  Funding Company,  LLC and U.S.
                      Bank  National   Association,   and   acknowledged   and  agreed  to  by
                      Residential Asset Securities Corporation.